TRENT
                                     EQUITY
                                      FUND

--------------------------------------------------------------------------------

                                 ANNUAL REPORT













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                               For the Year Ended
                                August 31, 2000

                                TRENT EQUITY FUND
                                  ANNUAL REPORT
                       FOR THE YEAR ENDING AUGUST 31, 2000

September 30, 2000

Dear Shareholder:

     Trent Equity Fund generated a 7.34% return for the fiscal year ending August 31, 2000 compared to a gain of 16.32% for the S&P 500 with dividends reinvested. The year was a roller coaster with our technology/internet positions performing solidly from November 1999 through March 2000 then subsequently dropping off from March through the end of July 2000. August fortunately saw a resurgence of technology/internet holdings. Since the end of 1994 one segment of the stock market has performed well to the detriment of the other. In 1995, 1996 and 1997 Old Economy stocks, including both consumer brand names and financial services companies, did well, leaving many technology issues behind. In 1998 and 1999 technology issues surged ahead to the significant detriment of Old Economy stocks. The year 2000 has seen a major retracement in the prices of technology/internet issues due to both fear of overvaluation and increasing interest rates. Old Economy stocks have firmed during the past six months but they have not risen to offset the drop in technology/internet issues. As a result of recent stock price moves, we believe that both Old Economy and New Economy stocks are poised to do well going forward. They should rise in tandem instead of offsetting each other and the Trent Equity Fund is well diversified and well positioned to take advantage of what we believe will be a steady if not spectacular rise in both the Old Economy and New Economy segments of the market. We had several positions in the New Economy stocks prior to the drop and they have experienced unrealized losses to date. However, we continue to like these companies and still own the preponderance of them. In the meantime, we have also added some Old Economy names to take advantage of greatly reduced prices due to what we believe to be transitory problems. It is one of our strategies to take advantage of the short term views of many investors who overreact on the downside to what likely are short term problems or disappointments.

ACTIVITY IN CURRENT HOLDINGS

The best performers during the six-month period ending August 31, 2000 in order of dollar impact were American Express, up 30%; Associates First Capital, up 55%; Pharmanetics, up 88% and Clear Channel Communications, up 10%. American Express continues to add customers both in travel services and asset management and has been very successful in exploiting the internet while Associates First Capital's outlook is improving as the market is recognizing its good growth prospects in home equity loans, equipment financing, successful integration of acquisitions and strengthening foreign operations, particularly in Japan. Pharma-netics continues to form strong alliances in the testing of coagulation drugs with major pharmaceutical companies while Clear Channel Communications recently acquired AMFM, which has been a long-term holding of the fund. Clear Channel is the largest radio station and billboard group in the US.

The poorest performers in order of dollar impact were CMGI, down 66%; ITXC Corp, down 73% and Terayon Communications, down 52%. In each of these cases, these stocks were caught up in the technology/internet downdraft. However, in each case, business is good and growing dramatically.

NEW HOLDINGS

There were several new purchases during the six month period including Caterpillar, CenturyTel, Dana Corp, Honeywell, JNI Corp and ArvinMeritor.

* Caterpillar is the major global manufacturer of construction equipment and diesel engines.
*    CenturyTel is a rural-based wireline and wireless telephone company.
*    Dana Corp is a major manufacturer of auto parts.
* Honeywell is a large manufacturer of aerospace equipment and components, residential and commercial building controls and automotive parts.
*    JNI Corp manufactures components for internet storage networks.
*    ArvinMeritor manufactures automotive parts.

The fund added to positions in Associates First Capital, Citrix Systems, Equifax, Healtheon-WebMD and Quokka Sports.

SIGNIFICANT REALIZED GAINS AND LOSSES

In order of dollar magnitude, the largest realized gains during the six month period were taken in Qualcomm (up 1167%); Terra Networks (up 181%); partial liquidations of Terayon Communications (up 119%), Alpha Industries (up 105%), AMFM (up 161%) American Express (up 289%), Agilent Technologies (up 103%) and CMGI (up 166%).

* Qualcomm's outlook for domination of third generation wireless has dimmed somewhat.
*    Terra Networks is experiencing increased competition.
* The partial liquidations of Terayon Communication and Alpha Industries were to cut back in those positions and to provide a source of funds for the purchase of Honeywell and Caterpillar.
* The partial liquidations of AMFM, American Express and CMGI were to cut back slightly in those positions.
*    Agilent Technologies profit outlook has diminished.

In order of dollar impact, the largest realized losses were in partial liquidation of Mattel, (down 45%) and a complete liquidation of Gartner Group (down 33%). Gartner Group has not been converting to internet-based services and tracking of data as well as we initially thought it would.

We thank you for being an investor in Trent Equity Fund.


                                        TRENT CAPITAL MANAGEMENT, INC.

                                TRENT EQUITY FUND
                        Value of $10,000 vs S&P 500 Index

                          Average Annual Total Return
                          Period Ended August 31, 2000
                  1 Year............................... 7.34%
                  5 Year............................... 16.86%
                  10 Year.............................. 15.01%
                  Since Inception (8/13/90)*........... 14.60%

                                                      S&P 500 Index
                            Trent Equity Fund          with Income
                            -----------------          -----------
                Aug-90            10,000                  10,000
                Dec-90             9,840                   7,496
                Jun-91            12,900                   8,563
                Dec-91            15,280                   9,779
                Jun-92            13,980                   9,704
                Dec-92            15,790                  10,528
                Jun-93            15,157                  11,027
                Dec-93            16,640                  11,586
                Jun-94            15,421                  11,181
                Dec-94            14,890                  11,733
                Jun-95            17,305                  14,103
                Dec-95            17,014                  16,137
                Jun-96            19,898                  17,758
                Dec-96            20,487                  19,847
                Jun-97            23,666                  23,923
                Dec-97            25,648                  26,465
                Jun-98            30,515                  31,131
                Dec-98            30,227                  34,027
                Jun-99            39,608                  38,230
                Dec-99            52,176                  41,174
                Jun-00            39,607                  40,997
                Aug-00            39,366                  42,866

Past performance is not predictive of future performance. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The index is unmanaged and returns include reinvested dividends.

----------
* Performance for the Trent Equity Fund reflects the performance of the Trent Partners LP, whose assets were transferred into the Trent Equity Fund on September 11, 1992, net of actual fees and expenses.

                           TRENT EQUITY FUND

SCHEDULE OF INVESTMENTS at August 31, 2000
 SHARES                                                                 VALUE
 ------                                                                 -----

COMMON STOCKS: 92.8%
AUTO/TRUCK PARTS AND EQUIPMENT: 2.7%
  4,500   ArvinMeritor, Inc.                                         $   74,250
  3,000   Dana Corporation                                               74,062
                                                                     ----------
                                                                        148,312
                                                                     ----------
COMMERCIAL SERVICES: 7.3%
 11,920   Central Parking Corp.                                         230,950
  2,650   Equifax Inc.                                                   67,409
 10,375   ServiceMaster Co. (The)                                       100,507
                                                                     ----------
                                                                        398,866
                                                                     ----------
COMPUTERS - PERIPHERALS: 2.2%
  1,000   Hewlett-Packard Co.                                           120,750
                                                                     ----------
COMPUTERS - SOFTWARE: 8.1%
  4,400   Citrix Systems, Inc.*                                          96,800
  1,850   JNI Corp.*                                                    124,181
  5,400   Wind River Systems, Inc.*                                     220,050
                                                                     ----------
                                                                        441,031
                                                                     ----------
CONSUMER PRODUCTS: 3.5%
  6,400   Gillette Company (The)                                        192,000
                                                                     ----------
DIVERSIFIED MANUFACTURING: 3.0%
  4,235   Honeywell International, Inc.                                 163,312
                                                                     ----------
ELECTRONIC COMPONENTS: 5.0%
  2,852   Alpha Industries, Inc.*                                       143,848
  2,356   Terayon Communication Systems, Inc.*                          130,758
                                                                     ----------
                                                                        274,606
                                                                     ----------
FINANCIAL SERVICES: 15.7%
  7,350   American Express Co.                                          434,569
  9,800   Associates First Capital Corp. - Class A                      275,625
  1,000   Bank of America Corp.                                          53,562
  2,250   Federal Home Loan Mortgage Corp.                               94,781
                                                                     ----------
                                                                        858,537
                                                                     ----------
FOOD & BEVERAGE: 1.1%
  1,550   H. J. Heinz Co.                                                59,094
                                                                     ----------
HOME FURNISHINGS: 1.9%
  5,800   Leggett & Platt, Inc.                                         102,588
                                                                     ----------
HOUSEHOLD PRODUCTS: 4.7%
 10,000   Newell Rubbermaid, Inc.                                       259,375
                                                                     ----------
INTERNET SERVICES: 6.4%
  5,480   CMGI, Inc.*                                                   245,230
 14,850   Quokka Sports, Inc.*                                          102,094
                                                                     ----------
                                                                        347,324
                                                                     ----------
INTERNET SOFTWARE: 4.2%
  7,200   iBasis, Inc.*                                                 149,400
  1,600   RealNetworks, Inc.*                                            77,900
                                                                     ----------
                                                                        227,300
                                                                     ----------
MACHINERY - GENERAL: 3.5%
  5,158   Caterpillar Inc.                                              189,557
                                                                     ----------
MEDIA AND BROADCASTING: 8.6%
  6,486   Clear Channel Communications, Inc.*                           469,424
                                                                     ----------
MEDICAL SUPPLIES: 6.3%
  1,800   American Home Products Corp.                                   97,538
    875   Johnson & Johnson                                              80,445
  8,000   PharmaNetics, Inc.*                                           164,000
                                                                     ----------
                                                                        341,983
                                                                     ----------
RETAIL: 5.8%
  7,600   Claire's Stores, Inc.                                         149,625
  8,218   Dollar General Corp.                                          168,983
                                                                     ----------
                                                                        318,608
                                                                     ----------
TELECOMMUNICATIONS: 2.8%
  2,800   CenturyTel, Inc.                                               80,675
  2,400   Global Crossing Ltd.*                                          72,150
                                                                     ----------
                                                                        152,825
                                                                     ----------
TOTAL COMMON STOCKS
   (cost $4,083,912)                                                  5,065,492
                                                                     ----------

                           TRENT EQUITY FUND

PRINCIPAL
AMOUNT                                                                  VALUE
------                                                                  -----
SHORT-TERM  INVESTMENT: 7.5%
MONEY MARKET INVESTMENT: 7.5%                                        $  410,644
                                                                     ----------
Firstar Stellar Treasury
         Fund (cost $410,644)                                        $  410,644

TOTAL INVESTMENTS IN SECURITIES
       (cost $4,494,556 +): 100.3%                                    5,476,136
 Liabilities in excess of Other Assets: (0.3)%
                                                                        (16,608)
                                                                     ----------
NET ASSETS: 100.0%                                                   $5,459,528
                                                                     ==========
----------
*    Non-income producing security.

+ At August 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:


     Gross unrealized appreciation                                   $1,267,753
     Gross unrealized depreciation                                     (286,173)
                                                                     ----------
     Net unrealized appreciation                                     $  981,580
                                                                     ==========

See accompanying Notes to Financial Statements.

                                TRENT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2000

ASSETS
  Investments in securities, at value (cost $4,494,556 ) ........     $5,476,136
  Receivables:
    Dividends and interest ......................................          9,572
  Prepaid expenses ..............................................          1,008
                                                                      ----------
      Total assets ..............................................      5,486,716
                                                                      ----------
LIABILITIES
  Payables:
    Administration fees .........................................          2,541
    Distribution fees ...........................................          2,334
    Due to advisor ..............................................            426
    Fund shares redeemed ........................................            150
  Accrued expenses ..............................................         21,737
                                                                      ----------
      Total liabilities .........................................         27,188
                                                                      ----------
  NET ASSETS ....................................................     $5,459,528
                                                                      ==========

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($5,459,528/370,910 shares outstanding; unlimited number of
      shares authorized without par value) ......................     $    14.72
                                                                      ==========

COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................     $3,873,713
  Accumulated net realized gain on investments ..................        604,235
  Net unrealized appreciation on investments ....................        981,580
                                                                      ----------
      Net assets ................................................     $5,459,528
                                                                      ==========

See accompanying Notes to Financial Statements.

                            TRENT EQUITY FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2000

INVESTMENT INCOME
  Income
  Dividends ....................................................      $  46,590
  Interest .....................................................          3,256
                                                                      ---------
     Total income ..............................................         49,846
                                                                      ---------

Expenses
  Advisory fees ................................................         70,711
  Administration fees ..........................................         30,000
  Fund accounting fees .........................................         17,827
  Audit fees ...................................................         16,973
  Distribution fees ............................................         11,323
  Transfer agent fees ..........................................          9,179
  Legal fees ...................................................          5,239
  Trustee fees .................................................          3,933
  Reports to shareholders ......................................          3,555
  Custody fees .................................................          2,950
  Miscellaneous ................................................            279
  Insurance expense ............................................            150
                                                                      ---------
     Total expenses ............................................        172,119
     Less: fees waived .........................................        (49,142)
                                                                      ---------

     Net expenses ..............................................        122,977
                                                                      ---------

       NET INVESTMENT LOSS .....................................        (73,131)
                                                                      ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .............................        648,752
  Net unrealized depreciation on investments ...................       (236,141)
                                                                      ---------

     Net realized and unrealized gain on investments ...........        412,611
                                                                      ---------

       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....      $ 339,480
                                                                      =========

See accompanying Notes to Financial Statements.

                                TRENT EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED       YEAR ENDED
                                                AUGUST 31, 2000  AUGUST 31, 1999
                                                ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ........................   $   (73,131)     $   (41,680)
  Net realized gain on investments ...........       648,752          796,793
  Net unrealized appreciation (depreciation)
    on investments ...........................      (236,141)         940,957
                                                 -----------      -----------
     NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS .......................       339,480        1,696,070
                                                 -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain .....................      (584,644)        (725,130)
                                                 -----------      -----------


CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a) .........       490,452          995,731
                                                 -----------      -----------
     TOTAL INCREASE IN NET ASSETS ............       245,288        1,966,671


NET ASSETS
  Beginning of year ..........................     5,214,240        3,247,569
                                                 -----------      -----------

  END OF YEAR ................................   $ 5,459,528      $ 5,214,240
                                                 ===========      ===========

(a) A summary of capital share transactions is as follows:

                                         YEAR ENDED                    YEAR ENDED
                                      AUGUST 31, 2000               AUGUST 31, 1999
                                  -------------------------      ----------------------
                                   Shares          Value         Shares         Value
                                  --------      -----------      -------      ---------
Shares sold                        136,535      $ 2,521,834       45,236      $ 666,688
Shares issued in reinvestment
  of distributions                  34,061          564,398       60,162        693,068
Shares redeemed                   (144,204)      (2,595,780)     (26,471)      (364,025)
                                  --------      -----------      -------      ---------
  Net increase                      26,392      $   490,452       78,927      $ 995,731
                                  ========      ===========      =======      =========

See accompanying Notes to Financial Statements.

                            TRENT EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                     YEAR ENDED AUGUST 31,
                                                      --------------------------------------------------
                                                       2000       1999       1998       1997       1996
                                                      ------     ------     ------     ------     ------
Net asset value, beginning of year ................   $15.13     $12.23     $11.90     $ 9.86     $10.24
                                                      ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .............................    (0.20)     (0.12)     (0.16)     (0.10)     (0.06)
  Net realized and unrealized gain
    on investments ................................     1.50       5.73       0.49       2.14       0.67
                                                      ------     ------     ------     ------     ------
Total from investment operations ..................     1.30       5.61       0.33       2.04       0.61
                                                      ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  From net realized gain ..........................    (1.71)     (2.71)        --         --      (0.99)
                                                      ------     ------     ------     ------     ------
Net asset value, end of year ......................   $14.72     $15.13     $12.23     $11.90     $ 9.86
                                                      ======     ======     ======     ======     ======
Total return ......................................     7.34%     52.81%      2.77%     20.69%      7.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions) ................   $  5.5     $  5.2     $  3.2     $  3.3     $  3.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ........     2.80%      3.36%      3.08%      3.48%      3.63%
  After fees waived and expenses absorbed .........     2.00%      2.00%      2.00%      2.00%      2.10%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ........    (1.99%)    (2.31%)    (2.23%)    (2.25%)    (2.15%)
  After fees waived and expenses absorbed .........    (1.19%)    (0.94%)    (1.15%)    (0.76%)    (0.62%)
Portfolio turnover rate ...........................    85.69%     53.71%     41.14%     43.81%     59.33%

See accompanying Notes to Financial Statements.

                                TRENT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Trent Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on September 2, 1992. The investment objective of the Fund is to seek capital appreciation, both realized and unrealized. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. TRENT EQUITY FUND

                                TRENT EQUITY FUND

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Trent Capital Management, Inc. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.15% based upon the average daily net assets of the Fund. For the year ended August 31, 2000, the Fund incurred $70,711 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 2.00%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended August 31, 2000, the Advisor waived fee of $49,142.

     At August 31, 2000, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $142,182. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

                                                       AUGUST 31,
                                          ----------------------------------
                                          2001           2002           2003
                                          ----           ----           ----
   Trent Equity Fund                    $32,846        $60,194        $49,142

     The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation

                               TRENT EQUITY FUND
and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million             $30,000
     $15 to $50 million            0.20% of average daily net assets
     $50 to $100 million           0.15% of average daily net assets
     $100 to $150 million          0.10% of average daily net assets
     Over $150  million            0.05% of average daily net assets

     For the year ended August 31, 2000, the Fund incurred $30,000 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator and receives no compensation for its services.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended August 31, 2000, the Fund paid to the Advisor, as Distribution Coordinator, $11,323.

NOTE 5 - INVESTMENT TRANSACTIONS

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $5,132,393 and $5,635,893, respectively.

NOTE 6 - SPECIAL MEETING OF SHAREHOLDERS

     A special meeting of shareholders of the Fund was held at the offices of Trent Capital Management, Inc. on December 15, 1999. The shareholders of the Fund approved an adoption of the Fund's Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with 232,877 shares voted "For", 4,101 shares voted "Against" and 860 shares abstained.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF TRENT
  EQUITY FUND AND

THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Trent Equity Fund (a series of Professionally Managed Portfolios) as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trent Equity Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
OCTOBER 4, 2000

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                                     Advisor
                         TRENT CAPITAL MANAGEMENT, INC.
                         3101 North Elm Street Suite 150
                     Greensboro, North Carolina 27455 (336)
                                    282-9302

                                     Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                       4455 East Camelback Road Suite 261E
                             Phoenix, Arizona 85018

                          Custodian FIRSTAR BANK, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45201

                                 Transfer Agent
                          ICA FUND SERVICES CORPORATION
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85108

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       345 California Street, 29th Floor
                         San Francisco, California 94104

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This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.